SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 March 26, 2003

                     HERITAGE FINANCIAL HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      000-31825                                           63-1259533
(Commission File No.)                          (IRS Employer Identification No.)

                               1323 Stratford Road
                             Decatur, Alabama 35601
                        (Address of principal (Zip Code)
                               executive offices)

                                 (256) 355-9500
               (Registrant's telephone number including area code)

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Item 5. Other Events.

On March 26, 2003, the Board of Directors of Heritage Financial Holding Corporation, the holding company for Heritage Bank headquartered in Decatur, Alabama, authorized the commencement, at the earliest practical date, of a private placement of up to 1,000,000 shares of common stock to a limited number of investors, including directors and officers of Heritage Financial and Heritage Bank and certain other accredited investors, to raise up to $3,340,000 in equity capital in order to augment the capital levels of the bank and holding company.

This report does not constitute an offer to sell or a solicitation of an offer to buy the common stock. The offering of the common stock has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. The common stock may not be offered or sold in the United States or to U.S. persons except pursuant to exemptions from the registration requirements of such laws.


Cautionary Factors

     This document and the attached press release may contain forward-looking statements which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, changes in interest rates; significant changes in the economic scenario from the current anticipated scenario which could materially change anticipated credit quality trends and the ability to generate loans; significant delay in or inability to execute strategic initiatives designed to grow revenues and/or control expenses; an increase in credit losses (including increases due to a worsening of general economic conditions); regulatory developments that may affect the Company's business; financial, legal, regulatory, accounting or other changes that may affect investment in, or the overall performance of, a product or business, including changes in existing law and regulation affecting the banking industry and the financial services industry, in general; continued intense competition from numerous providers of products and services which compete with the Company's businesses; the ability of the Company to recruit experienced personnel to assist in the management and operations of the Company; and other factors listed from time to time in the Company's SEC reports, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2001 (Part I, Item 1, Business--Cautionary Notice Regarding Forward-Looking Statements).

     Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on its behalf. The Company assumes no obligation to update any forward-looking statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          HERITAGE FINANCIAL HOLDING CORPORATION

                                                     By: /s/ Thomas E. Hemmings
                                                         -----------------------
                                                         Thomas E. Hemmings
                                                         Chief Financial Officer

Date: March 27, 2003